AMENDMENT TO ASSET PURCHASE AGREEMENT

    This Amendment to Asset Purchase Agreement (the “Amendment”) is made and entered into this 25 day of January, 2023, by and among TTNA, Inc., a Texas corporation (the “Company”), and ST Dining Services, Inc., a Texas corporation (the “Purchaser”). The Company and the Purchaser are sometimes hereinafter collectively referred to as the “Parties” or individually as a “Party.”

    WHEREAS, the Parties entered into an Asset Purchase Agreement (the “Agreement”) dated December 12, 2022, the transactions under which have not yet closed; and

    WHEREAS, the Parties desire to amend the Agreement as set forth below.

    NOW, THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which the Parties acknowledge, the Parties hereby agree to the following:

1.    All capitalized terms used herein shall have the meanings assigned to them in the Agreement unless expressly defined otherwise in this Amendment.

2.    Except as otherwise specifically provided herein, all terms and conditions of the Agreement shall apply to the interpretation and enforcement of this Amendment as if explicitly set forth herein.

3.    Section 4.1 of the Agreement is amended so that reference to January 31, 2023 is changed to February 28, 2023.

4.    Section 12.14 of the Agreement is amended so that reference to January 31, 2023 is changed to February 28, 2023.

5.    Except as expressly modified hereby, the Agreement is hereby ratified and confirmed and remains in full force and effect. Hereinafter, any references to the Agreement shall refer to the Agreement as amended hereby.

6.    This Amendment shall be of no force and effect until receipt and execution of this Amendment by all of the Parties. This Amendment may be executed in counterparts, each of which shall be deemed an original, but all of which shall be deemed one instrument, by facsimile signature of any of the parties, each of which shall be deemed an original for all purposes.

[Signature page follows.]

Amendment to Asset Purchase Agreement

    IN WITNESS HEREOF, the parties hereto have caused this Amendment to be executed by their duly authorized officers on the day and year first written above.

ST Dining Services, Inc.

By:______/s/ Travis Reese_________________
    Travis Reese, President

TTNA, INC.

By:______/s/ Steven William Craft__________
    Steven William Craft, President

Amendment to Asset Purchase Agreement